Exhibit 10.6

Amendment to Amended and Restated Call Option Agreement

This amendment to AMENDED AND RESTATED CALL OPTION AGREEMENT (this “Amendment”) is made and entered into as of March 26, 2016 (the “Effective Date”), between Jia Zhi Hong and Zhao Bin, residents of the People’s Republic of China and Huo Yong Lin, a resident of Hong Kong Special Administration Region (referred to herein together as the “Parties” and individually as a “Party”).

RECITALS

WHEREAS, Zhao Bin and Jia Zhi Hong as the Purchasers and Huo Yong Lin as the Seller entered the AMENDED AND RESTATED CALL OPTION AGREEMENT on December 17, 2014;

WHEREAS, Zhao Bin has not served as general manager of either Wuhan Kingold Jewelry Company Limited or any related company anymore;

WHEREAS, Article 2.2 of the AMENDED AND RESTATED CALL OPTION AGREEMENT provides that the “The Call Right shall be exercisable by Purchasers, by delivering a Call Exercise Notice at any time during the period (the “Exercise Period”) commencing on the day that shall be 30 days subsequent to the date that the Reverse Acquisition is closed and ending at 6:30 p.m. (New York time) on the fifth anniversary date therefrom (such date or the earlier expiration of the Call Right is referred to herein as the “Expiration Date”).”

WHEREAS, although the Exercise Period has passed, Parties have continuously intended that the Exercise Period should remain open, and further desire to ratify such Exercise Period, to extend it for another five-year period and to keep the effectiveness of the AMENDED AND RESTATED CALL OPTION AGREEMENT accordingly.

AGREEMENT

1.	Parties agree that Zhao Bin has ceased to be a party of the AMENDED AND RESTATED CALL OPTION AGREEMENT, as amended.

2.	The Exercise Period is extended for another five years, and the Expiration Date is extended accordingly.

3.	This Amendment is effective as of March 26, 2016.

[End of Amendment – Signature Page Follows]

Signature Page

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

/s/ Zhao Bin
Zhao Bin

/s/ Jia Zhi Hong
Jia Zhi Hong

/s/ Huo Yong Lin
Huo Yong Lin

Acknowledged and agreed to:
Yi Huang, as Collateral Agent
By:	/s/ Yi Huang